- --------------------------------------------------------------------------------
- --------------------------------------------------------------------------------

         PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                   EXCHANGE ACT OF 1934 (AMENDMENT NO.    )

Filed by the Registrant  / /

Filed by a Party other than the Registrant  /X/

Check the appropriate box:

/ /  Preliminary Proxy Statement
/X/  Definitive Proxy Statement
/ /  Definitive Additional Materials
/ /  Soliciting Material Pursuant to 240.14a-11(c) or 240.14a-12

                                   DPL INC.
                (NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

                              BOWNE OF CLEVELAND
                   (NAME OF PERSON(S) FILING PROXY STATEMENT)

Payment of Filing Fee (Check the appropriate box):

/X/  $125 per Exchange Act Rules 0-11(c)(1)(ii), 14a-6(j)(1), or 14a-6(j)(2).

/ / $500 per each party to the controversy pursuant to Exchange Act Rule 14a-6(j)(3).

/ /  Fee computed on table below per Exchange Act Rules 14a-6(j)(4) and 0-11.

     (1) Title of each class of securities to which transaction applies:

     (2) Aggregate number of securities to which transaction applies:

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:

     (4) Proposed maximum aggregate value of transaction:

/ / Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form of Schedule and the date of its filing.

     (1) Amount Previously Paid:

     (2) Form, Schedule or Registration Statement No.:

     (3) Filing Party:

     (4) Date Filed:
- --------------------------------------------------------------------------------
- --------------------------------------------------------------------------------

                                    DPL INC.

                             COURTHOUSE PLAZA S.W.
                               DAYTON, OHIO 45402
                            ------------------------

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                          TO BE HELD ON APRIL 19, 1994
                            ------------------------

To Shareholders of
DPL Inc.:

     The Annual Meeting of Shareholders of DPL Inc. will be held at The Victoria Theatre, Dayton, Ohio, on Tuesday, April 19, 1994, at 10:00 a.m. Constructed in 1871 as an Opera House, the theatre has symbolized Dayton's cultural heritage for more than 120 years. Restored to its original grandeur and reopened in January 1990, the Victoria Theatre Association hosts national productions and local performances to over 250,000 attendees annually.

     The business of the meeting will be:

     1. To elect three directors of DPL Inc., each of whom shall serve for a term of three years.

     2. To transact such other business as may properly come before the meeting or any adjournments thereof.

     Holders of common shares of record at the close of business on February 18, 1994 are entitled to vote at the meeting.

     If you are a holder of common shares and will not be present personally, please mark, sign, date and return the enclosed proxy in the enclosed self-addressed envelope as promptly as possible so that the presence of a quorum may be assured and unnecessary expense avoided. Giving the proxy will not affect your right to vote in person if you attend the meeting.

     Your vote is important to us and we thank you for your prompt response and continued interest in DPL Inc.

                                         Sincerely,

                                         Judy W. Lansaw
                                         ------------------------------
                                         JUDY W. LANSAW
                                         Group Vice President and Secretary
Dayton, Ohio
March 2, 1994

                                    DPL INC.

                   COURTHOUSE PLAZA S.W., DAYTON, OHIO 45402

                            ------------------------

                                PROXY STATEMENT
                            ------------------------

     This Proxy Statement is furnished to you and other shareholders of DPL Inc. in connection with the solicitation of proxies by its Board of Directors to be used at the Annual Meeting of Shareholders to be held at The Victoria Theatre, 138 N. Main Street, Dayton Ohio on April 19, 1994 at 10:00 a.m. and any adjournments thereof. At the close of business on February 18, 1994, the record date for the Annual Meeting, DPL Inc. had outstanding 103,509,998 common shares. Only holders of common shares on such record date are entitled to vote at the Annual Meeting, and each such shareholder is entitled to one vote per share.

     All common shares represented by properly executed proxies received by the Board of Directors pursuant to this solicitation will be voted in accordance with the shareholder's directions specified on the proxy. If no directions have been specified by marking the appropriate squares on the accompanying proxy card, the shares will be voted "FOR" the proposal as listed. A shareholder signing and returning the accompanying proxy has the power to revoke it at any time prior to its exercise.

     All expenses in connection with this solicitation of proxies will be paid by DPL Inc. Proxies will be solicited principally by mail but directors, officers, and certain other individuals specified by DPL Inc. may personally solicit proxies. In addition, DPL Inc. has retained Georgeson & Co., a proxy solicitation firm, to assist in the solicitation of proxies. DPL Inc. will reimburse custodians, nominees or other persons for their out-of-pocket expenses in sending proxy material to beneficial owners and will pay Georgeson & Co. a fee of approximately $12,000, plus out-of-pocket expenses.

     This Proxy Statement together with the accompanying proxy card were first mailed to common shareholders on or about March 2, 1994.

                            BUSINESS OF THE MEETING

1.  ELECTION OF DIRECTORS

     The Regulations of DPL Inc. provide for the classification of Directors into three classes, with each class being of approximately equal size and in no event shall any class contain fewer than three directors nor more than four directors. The term of each directorship is three years and the terms of the three classes are staggered in a manner so that only one class is elected by the shareholders annually. The Board is presently authorized to consist of nine directors. These nine directors are also directors of The Dayton Power and Light Company ("DP&L"), the principal subsidiary of DPL Inc. Three directors are to be elected this year to serve until the Annual Meeting of Shareholders in 1997 or until their successors are duly elected and qualified.

     Dr. Robert J. Kegerreis, who is in the Class of 1994, will be retiring as a Director after the Annual Meeting of Shareholders in April. Dr. Kegerreis has served as a Director since 1975, making significant and lasting contributions during the most challenging and successful period of your Company's history. We offer our sincere appreciation to Dr. Kegerreis on behalf of all of our Shareholders, Directors, Customers and Employees and wish him well in his future endeavors. His wisdom and leadership will be greatly missed.

     Mr. David R. Holmes will stand for election to his first term as a member of the Class of 1997. Mr. Holmes is Chairman, President and Chief Executive Officer of The Reynolds and Reynolds Company in Dayton, Ohio. The Reynolds and Reynolds Company is a leading supplier of information management systems, including business forms and computer systems for automotive, professional, medical and general markets. His business experience and community leadership will be a valuable asset to the Board.

     With these Board changes, the Board will remain at its traditional size of nine members.

     Unless specifically instructed to the contrary, the Proxy Committee named in the enclosed form of proxy will vote all duly executed proxies "FOR" the election of the nominees named below. Should any nominee become unable to accept nomination or election, the Proxy Committee will vote for the election of such other person as a director as the present directors may recommend in the place of such nominee. The following information regarding the nominees and the other directors continuing in office is based on information furnished by them:

           NOMINEES FOR DIRECTOR FOR THREE-YEAR TERM EXPIRING IN 1997

                                                                            COMMON SHARES
                                                                            BENEFICIALLY
                                                                                OWNED
                                                                           AT JANUARY 31,
                        PRINCIPAL OCCUPATION AND OTHER INFORMATION            1994 (1)
- ------------------------------------------------------------------------------------------
[Photo]             ERNIE GREEN, Age 55, Director since 1991.                   12,404
                      President and Chief Executive Officer, Ernie
                      Green Industries, Dayton, Ohio, automotive
                      components manufacturer.
                      Director: Bank One, Dayton, NA, Day-Med Health
                      Maintenance Plan, Inc., WPTD-TV, The Duriron
                      Company.
                      Trustee: Central State University, Dayton Area
                      Chamber of Commerce, YMCA, Childrens Medical
                      Center, The Ronald McDonald Childrens Charities.
[Photo]             DAVID R. HOLMES, Age 53                                        100
                      Chairman, President and Chief Executive Officer,
                      The Reynolds and Reynolds Company, Dayton, Ohio,
                      information management systems.
                      Director: Bank One, Dayton, NA.
                      Advisor: J. L. Kellogg Graduate School of
                      Management, Northwestern University.
                      Co-Chair: Downtown Dayton Partnership.
                      Member: Dayton Business Committee, Area Progress
                      Council.
[Photo]             BURNELL R. ROBERTS, Age 66, Director since 1987.            14,125
                      Chairman, Sweetheart Holdings, Inc.
                      Retired Chairman of the Board and Chief Executive
                      Officer, The Mead Corporation, Dayton, Ohio,
                      forest products and electronic publishing.
                      Director: Armco Inc., National City Corporation,
                      The Perkin-Elmer Corporation, Universal
                      Protective Plastics, Inc.
                      Trustee: Japan Society.

                                                                            COMMON SHARES
                                                                            BENEFICIALLY
                                                                                OWNED
                                                                           AT JANUARY 31,
                        PRINCIPAL OCCUPATION AND OTHER INFORMATION            1994 (1)
- ------------------------------------------------------------------------------------------
                                      CLASS OF 1995
[Photo]             THOMAS J. DANIS, Age 44, Director since 1989.               15,923
                      Former Chairman and Chief Executive Officer, The
                      Danis Companies, Dayton, Ohio, construction, real
                      estate and environmental services.
                      Trustee: University of Dayton, Dayton Business
                      Committee, Dayton Foundation.
                      Member: Area Progress Council.
[Photo]             ALLEN M. HILL, Age 48, Director since 1989.                 19,646
                      President and Chief Executive Officer, The Dayton
                      Power and Light Company.
                      Director: Citizens Federal Bank, F.S.B., Dayton
                      Boys/Girls Club, Miami Valley Regional Planning
                      Commission, Ohio Electric Utility Institute.
                      Trustee: Dayton Art Institute, Hipple Cancer
                      Research Center.
[Photo]             W AUGUST HILLENBRAND, Age 53, Director since 1992.           5,922
                      President and Chief Executive Officer,
                      Hillenbrand Industries, Batesville, Indiana, a
                      diversified public holding company with seven
                      wholly-owned and autonomously operated
                      subsidiaries manufacturing caskets, hospital
                      furniture, hospital supplies, luggage and
                      high-tech security locks and providing funeral
                      planning services.
                      Director: Forecorp, Inc., Forethought Life
                      Insurance Company.
                      Trustee: Denison University, National Committee
                      for Quality Health Care, Batesville Girl Scouts.

                                                                            COMMON SHARES
                                                                            BENEFICIALLY
                                                                                OWNED
                                                                           AT JANUARY 31,
                        PRINCIPAL OCCUPATION AND OTHER INFORMATION            1994 (1)
- ------------------------------------------------------------------------------------------
                                      CLASS OF 1996
[Photo]             JAMES F. DICKE, II, Age 48, Director since 1990.            56,438
                      President, Crown Equipment Corporation, New
                      Bremen, Ohio, international manufacturer and
                      distributor of electric lift trucks and material
                      handling products.
                      Director: Regional Boys and Girls Clubs of
                      America, Plaid Holdings Company.
                      Treasurer: Trinity University Board of Trustees.
                      Secretary: Culver Educational Foundation.
[Photo]             PETER H. FORSTER, Age 51, Director since 1979.              21,416
                      Chairman, President and Chief Executive Officer,
                      DPL Inc.; Chairman, The Dayton Power and Light
                      Company.
                      Chairman: Miami Valley Research Foundation.
                      Director: Bank One, Dayton, NA, Amcast Industrial
                      Corp., Comair Holdings, Inc.
                      Trustee: F. M. Tait Foundation, MedAmerica Health
                      Systems Corp., Dayton Business Committee, Arts
                      Center Foundation.
[Photo]             JANE G. HALEY, Age 63, Director since 1978.                 23,414
                      President, Gosiger, Inc., Dayton, Ohio, national
                      importer and distributor of machine tools.
                      Director: Society Bank, NA, Advisory Board,
                      Dayton, Ohio.
                      Trustee: University of Dayton, Chaminade-Julienne
                      High School, Dayton, Ohio.
                      Member: Area Progress Council.

- ---------------

(1) The number of shares shown represents in each instance less than 1% of the outstanding Common Shares. There were 237,749 shares or 0.23% of the total number of Common Shares beneficially owned by all directors and executive officers of DPL Inc. and DP&L as a group at January 31, 1994. The number of shares shown includes Common Shares transferred to the Master Trust for non-employee directors pursuant to the Directors' Deferred Stock Compensation Plan.

     The three candidates receiving the greatest number of votes will be elected as directors. Abstentions and broker non-votes will be treated as non-votes.

     Under Ohio law, if a shareholder gives written notice to the President, a Vice President or the Secretary, not less than 48 hours before the Annual Meeting, that such shareholder desires the voting at the election of directors to be cumulative, and if an announcement of the giving of such notice is made upon the convening of the meeting by or on behalf of the shareholder giving such notice, then shareholders will be entitled to give one candidate as many votes as the number of directors to be elected multiplied by the number of their shares, or to distribute their votes on the same principle among two or more candidates. In the event that directors are elected by cumulative voting and cumulated votes represented by proxies solicited hereby are insufficient to elect all the nominees, then the Proxy Committee will vote such proxies cumulatively for the election of as many of such nominees as possible and in such order as the Proxy Committee may determine.

INFORMATION CONCERNING THE BOARD OF DIRECTORS AND ITS COMMITTEES FOR 1993

     The Board of Directors of DPL Inc. met on seven occasions and the Board of Directors of DP&L met on five occasions during 1993. The three standing committees of DPL Inc. -- Executive, Finance and Audit Review and Compensation and Management Review -- held nine meetings in total and the standing committee of DP&L -- Community and External Relations -- met two times in total. The attendance of all Board members was 96%.

                             COMMITTEES OF DPL INC.

FINANCE AND AUDIT REVIEW COMMITTEE

     This Committee consists of the following non-employee members of the Board:
Thomas J. Danis, Chairman, Ernie Green, Jane G. Haley, W August Hillenbrand and Robert J. Kegerreis. Peter H. Forster and Allen M. Hill are non-voting members.

     The Finance and Audit Review Committee oversees the financial plans, approves the terms and conditions of financial arrangements and recommends to the Board of Directors such actions and policies that will best accommodate
DPL Inc.'s objectives and operating strategies while maintaining its sound fiscal health. It also provides direct communication between DPL Inc.'s internal auditors, the independent auditors, Price Waterhouse, and the Board of Directors. It is intended to assure the independent auditors the freedom, cooperation and opportunity necessary to accomplish their functions. It is also intended to assure that appropriate action is taken on the recommendations of the auditors. This Committee met four times during 1993.

COMPENSATION AND MANAGEMENT REVIEW COMMITTEE

     This Committee consists of the following non-employee members of the Board:
Robert J. Kegerreis, Chairman, James F. Dicke, II and Burnell R. Roberts.

     The Compensation and Management Review Committee has the broad responsibility to see that the officers and key management personnel of DPL Inc. and its subsidiaries perform in accordance with corporate objectives, and are effectively compensated in terms of salaries, supplemental compensation and benefits which are internally equitable and externally competitive. The Committee administers the deferred and incentive compensation plans for directors and officers. This Committee met three times during 1993.

EXECUTIVE COMMITTEE

     This Committee consists of the following members of the Board: Peter H. Forster, Chairman, James F. Dicke, II, Robert J. Kegerreis and Burnell R. Roberts.

     The principal duties of this Committee include evaluating executive management development, succession and organizational structure in addition to director selection, tenure and succession. This Committee also serves on a standby basis for use in an emergency which requires immediate action. This Committee met two times during 1993.

     The non-employee members of the Executive Committee act as a nominating committee for the Board of Directors and endeavor to identify, seek out, and if necessary actively recruit, the best available candidates who, in the judgment of the Committee, have the character, education, training, experience and proven accomplishments which give promise of significant contribution to the responsible and profitable conduct of DPL Inc.'s business in the interest of all shareholders, customers and employees. This Committee considers qualified nominees submitted to DPL Inc. by shareholders.

                               COMMITTEE OF DP&L

COMMUNITY AND EXTERNAL RELATIONS COMMITTEE

     This Committee consists of the following non-employee members of the Board:
Jane G. Haley, Chairman, Ernie Green and W August Hillenbrand. Peter H. Forster and Allen M. Hill are non-voting members.

     The Community and External Relations Committee provides for a periodic review of DP&L's relations with all sectors of the community with which it is vitally concerned -- shareholders, customers, governmental bodies and agencies, political groups, regulatory agencies, elected officials and the media. This Committee met two times during 1993.

OTHER MATTERS

     DPL Inc. directors, all of whom are also directors of DP&L, receive no annual fee for their services as directors of DPL Inc. Directors of DP&L who are not employees receive $12,000 annually for services as a director, $600 for attendance at a Board meeting, and $500 for attendance at a committee meeting or operating session, of DPL Inc. and DP&L. Members of the Executive Committee receive $2,000 annually for services on that committee. Each committee chairman receives an additional $1,600 annually. Directors who are not employees of DP&L also participate in a Directors' Deferred Stock Compensation Plan (the "Stock Plan") under which a number of shares are awarded to directors each year. All shares awarded under the Stock Plan are transferred to a grantor trust (the "Master Trust") maintained by DPL Inc. to secure its obligations under various directors' and officers' deferred and incentive compensation plans. Receipt of the shares or cash equal to the value thereof is deferred until the participant retires as a director or until such other time as designated by the participant and approved by the Committee. In the event of a change of control (as defined in the Stock Plan), the authority and discretion which is exercisable by the Compensation and Management Review Committee, will be exercised by the trustees of the Master Trust. In April 1993, each non-employee director was awarded 1,400 shares.

     DPL Inc. maintains a Deferred Compensation Plan (the "Compensation Plan") for non-employee directors in which payment of directors' fees may be deferred. The Compensation Plan also includes a supplementary deferred income program which provides that DPL Inc. will match $5,000 annually of deferred directors' fees for a maximum of ten years. Under the supplementary program, a $150,000 death benefit is provided until such director ceases to participate in the Compensation Plan. Under the standard deferred income program directors are entitled to receive a lump sum payment or payments in approximately equal installments over a ten-year period. A director may elect payment in either cash or common shares. Participants in the supplementary program are entitled to receive deferred payments over a ten-year period in equal installments. The Compensation Plan provides that in the event of a change in control of DPL Inc., as defined in the Compensation Plan, all benefits provided under the supplementary deferred income program become immediately vested without the need for further contributions by the participants and the discretion which, under the Compensation Plan, is exercisable by the Chief Executive Officer of DPL Inc. will be exercised by the trustees of the Master Trust. If the consent of the Chief Executive Officer of DPL Inc. is obtained, individuals who have attained the age of 55 and who are no longer directors of DPL Inc. may receive a lump sum payment of amounts credited to them under the supplementary deferred income program.

                             EXECUTIVE COMPENSATION

COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION

     DPL Inc. has designed its executive compensation programs to create a strong and direct link between the compensation paid to senior executives and current and long-term level of company performance. The program also recognizes each executive's individual contribution to that performance.

     There are three elements of DPL Inc.'s executive compensation program. Each element is designed to reward different aspects of executive performance.

          1. Base salary and salary increases recognize competitive pay levels, sustained long-term value creation and contributions by individual executives.

          2. Annual incentives, which are awarded through the Management Incentive Compensation Program, reward the achievement of operational and strategic milestones. Actual objectives vary from year to year depending on Company priorities and are different for each executive. Each executive has three or four individual objectives which are weighted equally. The individual objectives for 1993 were related to maintaining competitive energy prices and providing superior customer service. They included reductions in operating expenses, outside service costs, fuel inventory expenses and capital expenditures, as well as improvements in plant productivity, customer satisfaction and earnings per share. Over half of each executive's annual incentive payout is determined based on their performance as compared to their individual objectives. The remaining portion of the executive's annual incentive payout is based on the executive group's aggregate performance. Target incentive awards range from thirty to sixty percent of base salary, depending upon the executive's position. Executives can earn from zero to one and a half times the target amount.

          3. DPL Inc.'s long-term stock incentive unit ("SIU") plan rewards longer-term financial results and total return to shareholders. The actual number of SIU's earned is based on return on equity as compared with the performance of the 80 largest electric and natural gas utilities.

     Base salaries are positioned halfway between the electric and natural gas utility industry 75th percentile and general industry median levels for a company of DPL Inc.'s size. Target short and long-term incentive opportunities are positioned at the general industry median. This pay mix will result in over half of the target total compensation for each executive to vary with performance. In all cases, long-term incentives are paid only when return on equity performance exceeds electric and natural gas utility industry medians.

     Similar to the other executives, the Chief Executive Officer's total compensation potential is based on consideration of competitive general industry and electric and natural gas utility industry practices. The Chief Executive Officer's annual and long-term incentive programs are variable enough to provide actual total compensation at median general industry levels only if DPL Inc.'s performance is in the top quartile of electric and natural gas utilities. If
DPL Inc.'s return on equity performance is at the median of the electric and natural gas utility industry or lower, the Chief Executive Officer's actual total compensation will be at or close to electric and natural gas utility industry median levels.

     Overall, Mr. Forster exceeded his annual performance objectives for 1993. Mr. Forster's salary was not increased in 1993 because his base salary was considered to be fully competitive. Under the Management Incentive Compensation Program, Mr. Forster received a bonus based seventy-five percent on DPL Inc.'s performance and twenty-five percent on the Committee's assessment of his individual performance. Company performance goals were based on equal consideration of earnings per share performance and the aggregate performance of the executive group versus individual Management Incentive Compensation Program objectives. The Committee based its assessment of Mr. Forster's individual performance on consideration of several factors, including DPL Inc.'s performance versus other electric and natural gas utilities, investment community evaluations and progress on management development and succession planning. Mr. Forster was contingently awarded 29,000 SIU's in 1993 based on consideration of median general industry long-term incentive opportunities and the overall competitiveness of the remainder of his compensation package. Mr. Forster will receive these SIU's in 1997 based on the extent by which DPL Inc.'s average return on common equity during 1994, 1995 and 1996 exceeds the median for other electric and natural gas utilities.

     Based on current compensation levels and the present structure of DPL Inc.'s executive compensation programs, the Committee believes that the compensation payable to executives will not be subject to the limitation on deductibility imposed by the Omnibus Budget Reconciliation Act of 1993.

     The Committee believes that DPL Inc.'s annual and long-term incentive plan goals have contributed to the strong stock market performance shown in the performance chart in the next section. DPL Inc.'s total return to shareholders between 1988 and 1993 was significantly higher than total return to shareholders for both the utility industry and the Dow Jones Industrials.

                                       Compensation and Management Review
                                       Committee

                                       Robert J. Kegerreis, Chairman
                                       James F. Dicke, II
                                       Burnell R. Roberts

PERFORMANCE COMPARISON

                   COMPARISON OF FIVE YEAR CUMULATIVE RETURN
                     AMONG DPL INC., DOW JONES INDUSTRIAL,
                 DOW JONES UTILITY AND THE 80 LARGEST UTILITIES

                                                    MEASUREMENT POINT
                         ------------------------------------------------------------------------
 MEASUREMENT PERIOD                          DOW JONES           DOW JONES          80 LARGEST
(FISCAL YEAR COVERED)      DPL INC.         INDUSTRIAL            UTILITY            UTILITIES
- ---------------------    ------------     ---------------     ---------------     ---------------
      12/31/88              $1,000            $ 1,000             $ 1,000             $ 1,000
      12/31/89               1,302              1,322               1,355               1,302
      12/31/90               1,349              1,314               1,294               1,323
      12/31/91               1,941              1,634               1,490               1,702
      12/31/92               2,359              1,756               1,550               1,796
      12/31/93               2,601              2,054               1,699               2,011

Dividends Reinvested

SUMMARY COMPENSATION TABLE

     Set forth below is certain information concerning the compensation of the Chief Executive Officer and each of the other four most highly compensated executive officers of DPL Inc. and its major subsidiary DP&L, for the last three fiscal years, for services rendered in all capacities to DPL Inc. and its subsidiaries, including DP&L.

                                                                            LONG-TERM
                                                                          COMPENSATION
                                                ANNUAL COMPENSATION     -----------------
                                                                           RESTRICTED
                                                -------------------        STOCK UNIT          ALL OTHER
                                                SALARY      BONUS(1)        AWARDS(2)        COMPENSATION(3)
    NAME AND PRINCIPAL POSITION        YEAR       ($)         ($)              ($)                ($)
- -----------------------------------    ----     -------     -------     -----------------    -------------
Peter H. Forster                       1993     496,000     298,000      580,000 ('94-96)        1,000
  Chairman, President and              1992     496,000     298,000      436,000 ('93-95)            0
  Chief Executive Officer--DPL Inc.    1991     468,000     281,000      435,000 ('92-94)            0
  Chairman--DP&L

Allen M. Hill                          1993     315,000     193,000      249,000 ('94-96)        1,000
  President and Chief                  1992     294,000     180,000      183,000 ('93-95)            0
  Executive Officer--DP&L              1991     248,000     150,000      248,000 ('92-94)            0

Stephen F. Koziar, Jr.                 1993     189,000      86,000      103,000 ('94-96)        1,000
  Group Vice President--               1992     181,000      83,000       86,000 ('93-95)            0
  DPL Inc. and DP&L                    1991     174,000      61,000      108,000 ('92-94)            0

Thomas M. Jenkins                      1993     172,000      81,000      188,000 ('94-96)        1,000
  Group Vice President                 1992     150,000      72,000      150,000 ('93-95)            0
  and Treasurer--DPL Inc.              1991     140,000      53,000      128,000 ('92-94)            0
  Group Vice President--DP&L

H. Ted Santo                           1993     151,000      73,000      192,000 ('94-96)        1,000
  Group Vice President--DP&L           1992     129,000      64,000      153,000 ('93-95)            0
                                       1991     117,000      48,000      105,000 ('92-94)            0

- ---------------

(1) Amounts in this column represent awards made under the Management Incentive Compensation Program. Awards are based on achievement of specific predetermined operating and management goals in the year indicated and paid in the year earned or in the following year.

(2) Amounts shown in this column have not been paid, but are contingent on performance and represent the dollar value of restricted stock incentive units ("SIU's") awarded to the named executive officer under the Management Stock Incentive Plan ("MSIP") based on the closing price of a DPL Inc. common share on the New York Stock Exchange -- Consolidated Transactions Tape on the date of award. SIU's awarded for 1992 and 1993 vest only to the extent that the DPL Inc. average return on equity (ROE) over a three-year performance period is above the RRA industry median.

    Depending on the performance of DPL Inc., these SIU's vest in amounts ranging from 0% to 100% of the target award at an ROE between 0 and 100 basis points above median ROE and from 100% to 150% of target award at an ROE between 100 and 200 basis points above median ROE. No units vest if the three-year average ROE is below 10%. Amounts shown for 1992 and 1993 reflect target awards. Amounts shown for 1991 represent the annual pro rata portion of SIU's earned over the eight-year period from inception of the MSIP in 1984 through 1991, including the pro rata portion of supplemental SIU awards made in 1991 to the named executive officers in recognition of corporate performance over the eight-year period. For each SIU which vests, a participant receives the cash equivalent of one DPL Inc. common share plus dividend equivalents from the date of award. Prior to payout at retirement, an individual may elect to convert a portion of vested SIU's to a cash equivalent and accrue interest thereon. As of December 31, 1993, the aggregate target number and value (based on the closing price of a DPL Inc. common share on the NYSE -- Consolidated Transactions Tape on December 31, 1993) of unearned restricted SIU's contingently awarded to each named executive officer was as follows:
    Mr. Forster, 75,800 ($1,563,000); Mr. Hill, 36,612 ($755,000); Mr. Koziar,
    14,911 ($307,000); Mr. Jenkins, 25,640 ($528,000); and Mr. Santo, 26,012
    ($536,000). These unearned restricted SIU's may vest in 1994, 1995 and 1996 at 0% to 150% of the target number depending on Company performance during the period from 1992 through 1996. All payouts of vested SIU's under the MSIP are deferred until retirement.

(3) Amounts in this column represent employer matching contributions on behalf of each named executive under the DP&L Employee Savings Plan made to the DPL Inc. Employee Stock Ownership Plan.

CERTAIN SEVERANCE PAY AGREEMENTS

     DPL Inc. entered into severance pay agreements with each of Messrs. Forster, Hill, Koziar, Jenkins and Santo providing for the payment of severance benefits in the event that the individual's employment with DPL Inc. or its subsidiaries is terminated under specified circumstances within three years after a change in control of DPL Inc. or DP&L (as defined in the agreement). The agreements entered into between 1987 and 1991 require the individuals to remain with DPL Inc. throughout the period during which any change of control is pending in order to help put in place the best plan for the shareholders. The principal severance benefits under each agreement include payment of the following: (i) the individual's full base salary and accrued benefits through the date of termination and any awards for any completed or partial period under the MICP and the individual's award for the current period under the MICP (or for a completed period if no award for that period has yet been determined) fixed at an amount equal to his average annual award for the preceding three years; (ii) 300% of the sum of the individual's annual base salary at the rate in effect on the date of termination (or, if higher, at the rate in effect as of the time of the change in control) plus the average amount awarded to the individual under the MICP for the three preceding years; (iii) all awarded or earned but unpaid SIUs; and (iv) continuing medical, life, and disability insurance. In the event any payments under these agreements are subject to an excise tax under the Internal Revenue Code of 1986, the payments will be adjusted so that the total payments received on an after-tax basis will equal the amount the individual would have received without imposition of the excise tax. The severance pay agreements are effective for one year but are automatically renewed each year unless DPL Inc. or the participant notifies the other one year in advance of its or his intent not to renew. DPL Inc. has agreed to secure its obligations under the severance pay agreements by transferring required payments to the Master Trust.

PENSION PLANS

     The following table sets forth the estimated total annual benefits payable under the DP&L retirement income plan and the supplemental executive retirement plan to executive officers at normal retirement date (age 65) based upon years of accredited service and final average annual compensation (including base and incentive compensation) for the three highest years during the last ten:

                                                  TOTAL ANNUAL
                                               RETIREMENT BENEFITS
                                                       FOR
                                               YEARS OF ACCREDITED
                                                     SERVICE
               FINAL AVERAGE                  ---------------------
             ANNUAL EARNINGS                  10 YEARS     30 YEARS
- ------------------------------------------    --------     --------
  $  200,000..............................    $ 53,000     $106,000
     400,000..............................     110,000      220,000
     600,000..............................     167,000      334,000
     800,000..............................     224,000      448,000
   1,000,000..............................     281,000      562,000

     The years of accredited service for the named executive officers are Mr. Forster -- 29 yrs.; Mr. Hill -- 24 yrs.; Mr. Koziar -- 24 yrs.; Mr. Jenkins -- 16 yrs.; and Mr. Santo -- 18 yrs. Years of service under the retirement income plan are capped at 30 years, however, the retirement and supplemental plans, taken together, can provide full benefits after 20 years of accredited service. Benefits shown above are computed on a straight-life annuity basis, are subject to deduction for Social Security benefits and may be reduced by benefits payable under retirement plans of other employers. For each year an individual retires prior to age 62, benefits under the supplemental plan are reduced by 3% or 21% for early retirement at age 55.

                SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS

     As of January 31, 1994 there are no persons known by the Board of Directors of the Company to be the beneficial owner of more than 5% of the outstanding shares of Common Stock of DPL Inc.

                SECURITY OWNERSHIP OF CERTAIN EXECUTIVE OFFICERS

     Set forth below is information concerning the beneficial ownership of shares of Common Stock of DPL Inc. by each executive officer of DPL Inc. or DP&L named in the Summary Compensation Table (other than executive officers who are directors of DPL Inc. whose security ownership is found under "Election of Directors") as of January 31, 1994. Please refer to Note (1) on Page 5 for the security ownership of all directors and executive officers of DPL Inc. and DP&L.

       NAME OF            AMOUNT AND NATURE OF     PERCENT OF
  EXECUTIVE OFFICER       BENEFICIAL OWNERSHIP       CLASS
- -------------------------------------------------------------
Stephen F. Koziar, Jr.        6,380 shares            *
Thomas M. Jenkins             5,108 shares            *
H. Ted Santo                  1,430 shares            *

- ---------------

*Less than one percent

                         INDEPENDENT PUBLIC ACCOUNTANTS

     Price Waterhouse served as independent public accountants of DPL Inc. for the year 1993 and has been appointed as independent public accountants for 1994. A representative of Price Waterhouse will be present at the Annual Meeting with the opportunity to make a statement if he desires to do so and to respond to appropriate questions from shareholders.

                             SHAREHOLDER PROPOSALS

     A proposal by a shareholder intended for inclusion in the proxy materials of DPL Inc. for the 1995 Annual Meeting of Shareholders must be received by DPL Inc. at P.O. Box 1247, Dayton, Ohio 45401, Attn: Secretary, on or before November 2, 1994 in order to be considered for such inclusion.

                                 OTHER BUSINESS

     The Board of Directors does not intend to present, and has no knowledge that others will present, any other business at the meeting. However, if any other matters are properly brought before the meeting, it is intended that the holders of proxies will vote thereon in their discretion.

                                       By order of the Board of Directors,

                                       Judy W. Lansaw
                                       ------------------------------
                                       JUDY W. LANSAW
                                       Group Vice President and Secretary

                                                        NOTICE OF

                                                         ANNUAL
                                                         MEETING

                                                     OF SHAREHOLDERS

                                                     APRIL 19, 1994

                                                           AND

                                                          PROXY
                                                        STATEMENT

                                                         [LOGO]

                                                        DPL INC.
                                                      DAYTON, OHIO

                                      Appendix

    Photographs of Directors and Director candidates appear on pages 3-5.

                                  DPL INC.
                                                                  ESOP-DPL INC.
                  PROXY SOLICITED BY THE BOARD OF DIRECTORS
P                  FOR 1994 ANNUAL MEETING OF SHAREHOLDERS

R         Peter H. Forster, James F. Dicke, II, Robert J. Kegerreis and Burnell
     R. Roberts or any of them with full power of substitution, are hereby
O appointed proxies to vote as specified at the Annual Meeting of Shareholders of DPL Inc. on Tuesday, April 19, 1994, at 10:00 A.M., and
X at any adjournments thereof, all shares of Common Stock which the undersigned is entitled to vote and in their discretion upon any other
Y    matters which may properly come before the meeting.


          UNLESS OTHERWISE MARKED, YOUR PROXY WILL BE VOTED FOR THE PROPOSAL BY SIMPLY SIGNING YOUR NAME ON THE REVERSE SIDE AND RETURNING THIS CARD.


                   CONTINUED AND TO BE SIGNED ON REVERSE SIDE

      PLEASE MARK
/ X / VOTES AS IN
      THIS EXAMPLE.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS. IF NO BOXES ARE MARKED, YOUR
VOTE WILL BE CAST AS RECOMMENDED BY THE BOARD OF DIRECTORS BY SIMPLY SIGNING YOUR
NAME BELOW AND RETURNING THIS CARD.

1. Election of Three Directors
   NOMINEES: Ernie Green, David R. Holmes and                         The Annual Meeting of Shareholders will be held at
             Burnell R. Roberts                                       The Victoria Theatre, Dayton, Ohio. To request an
                                                                      attendance card for the meeting, please mark below:
               FOR               WITHHELD
             /    /              /    /                                             MARK
For, except vote withheld from the following nominee(s):                          HERE FOR    /    /
                                                                                 ATTENDANCE
- -----------------------------------------------------------                         CARD


                                                                      Please sign exactly as your name appears. If acting as
                                                                      attorney, executor, trustee, or in a representative capacity, sign name and title.

                                                                      Signature: ___________________________________ Date __________

                                                                      Signature: ___________________________________ Date __________


                                  DPL INC.

                  PROXY SOLICITED BY THE BOARD OF DIRECTORS
P                  FOR 1994 ANNUAL MEETING OF SHAREHOLDERS

R         Peter H. Forster, James F. Dicke, II, Robert J. Kegerreis and Burnell
     R. Roberts or any of them with full power of substitution, are hereby
O appointed proxies to vote as specified at the Annual Meeting of Shareholders of DPL Inc. on Tuesday, April 19, 1994, at 10:00 A.M., and
X at any adjournments thereof, all shares of Common Stock which the undersigned is entitled to vote and in their discretion upon any other
Y    matters which may properly come before the meeting.


          UNLESS OTHERWISE MARKED, YOUR PROXY WILL BE VOTED FOR THE PROPOSAL BY SIMPLY SIGNING YOUR NAME ON THE REVERSE SIDE AND RETURNING THIS CARD.


                   CONTINUED AND TO BE SIGNED ON REVERSE SIDE

      PLEASE MARK
/ X / VOTES AS IN
      THIS EXAMPLE.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS. IF NO BOXES ARE MARKED, YOUR
VOTE WILL BE CAST AS RECOMMENDED BY THE BOARD OF DIRECTORS BY SIMPLY SIGNING YOUR
NAME BELOW AND RETURNING THIS CARD.

1. Election of Three Directors
   NOMINEES: Ernie Green, David R. Holmes and                         The Annual Meeting of Shareholders will be held at
             Burnell R. Roberts                                       The Victoria Theatre, Dayton, Ohio. To request an
                                                                      attendance card for the meeting, please mark below:
               FOR               WITHHELD
             /    /              /    /                                             MARK
For, except vote withheld from the following nominee(s):                          HERE FOR    /    /
                                                                                 ATTENDANCE
- -----------------------------------------------------------                         CARD


                                                                      Please sign exactly as your name appears. If acting as
                                                                      attorney, executor, trustee, or in a representative capacity, sign name and title.

                                                                      Signature: ___________________________________ Date __________

                                                                      Signature: ___________________________________ Date __________

                                  DPL INC.
                                                                401K-DPL INC.
                                                                STOCK FUND
                  PROXY SOLICITED BY THE BOARD OF DIRECTORS
P                  FOR 1994 ANNUAL MEETING OF SHAREHOLDERS

R         Peter H. Forster, James F. Dicke, II, Robert J. Kegerreis and Burnell
     R. Roberts or any of them with full power of substitution, are hereby
O appointed proxies to vote as specified at the Annual Meeting of Shareholders of DPL Inc. on Tuesday, April 19, 1994, at 10:00 A.M., and
X at any adjournments thereof, all shares of Common Stock which the undersigned is entitled to vote and in their discretion upon any other
Y    matters which may properly come before the meeting.


          UNLESS OTHERWISE MARKED, YOUR PROXY WILL BE VOTED FOR THE PROPOSAL BY SIMPLY SIGNING YOUR NAME ON THE REVERSE SIDE AND RETURNING THIS CARD.


                   CONTINUED AND TO BE SIGNED ON REVERSE SIDE

      PLEASE MARK
/ X / VOTES AS IN
      THIS EXAMPLE.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS. IF NO BOXES ARE MARKED, YOUR
VOTE WILL BE CAST AS RECOMMENDED BY THE BOARD OF DIRECTORS BY SIMPLY SIGNING YOUR
NAME BELOW AND RETURNING THIS CARD.

1. Election of Three Directors
   NOMINEES: Ernie Green, David R. Holmes and                         The Annual Meeting of Shareholders will be held at
             Burnell R. Roberts                                       The Victoria Theatre, Dayton, Ohio. To request an
                                                                      attendance card for the meeting, please mark below:
               FOR               WITHHELD
             /    /              /    /                                             MARK
For, except vote withheld from the following nominee(s):                          HERE FOR    /    /
                                                                                 ATTENDANCE
- -----------------------------------------------------------                         CARD


                                                                      Please sign exactly as your name appears. If acting as
                                                                      attorney, executor, trustee, or in a representative capacity, sign name and title.

                                                                      Signature: ___________________________________ Date __________

                                                                      Signature: ___________________________________ Date __________
